UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
July 28, 2010

KEMET Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-20289	57-0923789
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2835 KEMET Way Simpsonville, SC	29681
(Address of principal executive offices)	(Zip Code)

(864) 963-6300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On July 28, 2010, KEMET Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”).  At the Annual Meeting, two proposals were voted upon by the Company’s stockholders.  The proposals are described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on June 28, 2010.  The following are the voting results for each matter submitted to the Company’s stockholders at the Annual Meeting.

1.                                       Election of Directors

The stockholders of the Company elected each of the director nominees proposed by the Company’s Board of Directors to serve three-year terms to expire in 2013 with the following vote:

	For	Against	Abstentions	Broker Non-Votes

Robert G. Paul	24,843,945	1,064,150	64,227	38,918,494

Joseph D. Swann	24,831,345	1,076,550	64,427	38,918,494

2.                                       Ratification of the Appointment of Ernst & Young LLP

The stockholders of the Company ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2011:

For	Against	Abstentions	Broker Non-Votes

62,793,635	1,750,030	347,151	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 29, 2010

KEMET CORPORATION

	By:	/s/ WILLIAM M. LOWE, JR.
William M. Lowe, Jr.
Executive Vice President and
Chief Financial Officer